Michael J. Larsen

Certified Public Accountant

1914 East 9400 South, #362
Sandy, UT 84093
www.MichaelJLarsen.com

Phone: 801-654-0616
Mike@MichaelJLarsen.com

March 14, 2012

Chairman of the Audit Committee
(or Board of Directors if there is no Audit Committee)
Bison Instruments, Inc.
7725 Vasserman Trail
Chanhassen, Minnesota 55317

Effective March 14, 2012, I have ceased my services as the independent registered public accounting firm for Bison Instruments, Inc. ("the Company") because on March 14, 2012 I received evidence that the Company had interfered with my confirmation procedures.

Sincerely,

Michael J. Larsen, CPA

cc: U.S. Securities and Exchange Commission, Office of the Chief Accountant